Prospectus

                                  June 9, 1997

                                  Mini-Cap Fund
                               Value + Growth Fund
                                  Balanced Fund


                                 Class J Shares










                                   Fund Group

                           JURIKA & VOYLES FUND GROUP
                          Jurika & Voyles Mini-Cap Fund
                       Jurika & Voyles Value + Growth Fund
                          Jurika & Voyles Balanced Fund

                                 Class J Shares
--------------------------------------------------------------------------------
Jurika & Voyles Fund Group (the "Trust") is an open-end investment company consisting of separate diversified series, three of which are offered through this prospectus (the "Funds"). Each Fund has its own objective, assets and liabilities. Jurika & Voyles, L.P. ("Jurika & Voyles" or the "Adviser") serves as investment adviser to the Funds. This prospectus describes Class J Shares of the Funds.

     The Mini-Cap Fund seeks to maximize long-term capital appreciation. This Fund invests primarily in the common stock of quality companies having small market capitalizations that offer current value and significant future growth potential.

     The Value + Growth Fund seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market
capitalizations   that  offer  current  value  and  significant   future  growth
potential.

     The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. This Fund invests primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

     This prospectus sets forth the basic information that prospective investors should know before investing in Class J shares of a Fund. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information dated June 9, 1997, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain this Statement of Additional Information without charge by writing to the Funds at the address noted below or by calling (800) JV-INVST.

                           Jurika & Voyles Fund Group
                        1999 Harrison Street, Suite 700
                           Oakland, California 94612
                                 (800) JV-INVST
--------------------------------------------------------------------------------
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Prospectus dated June 9, 1997

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary of Expenses and Example ...........................................    1
Prospectus Summary ........................................................    2
Financial Highlights ......................................................    3
Investment Objectives and Policies ........................................    4
The Mini-Cap Fund .........................................................    4
     The Value + Growth Fund ..............................................    4
     The Balanced Fund ....................................................    5
     Additional Investment Considerations .................................    6
Risk Considerations .......................................................    6
Portfolio Securities, Investment Techniques and Risks .....................    8
Organization and Management ...............................................   12
Purchasing Class J Shares .................................................   14
Exchange of Class J Shares ................................................   16
Selling Class J Shares (Redemptions) ......................................   16
Shareholder Services ......................................................   18
Class J Share Price Calculation ...........................................   18
Dividends, Distributions and Tax Status ...................................   19
Performance Information ...................................................   20
General Information .......................................................   21

                               SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
This table is designed to help you understand the costs of investing in Class J shares of a Fund. These are the estimated expenses of each Fund for the current fiscal year. Although not required to do so, the Adviser has agreed to reimburse each Fund in the current fiscal year to the extent necessary so that its ratio of total operating expenses to average net assets will not exceed the following levels: Mini-Cap Fund - 1.50%*; Value + Growth Fund - 1.25%*; and Balanced Fund -1.25%*.

                                                              Mini-Cap         Value +      Balanced
                                                                Fund         Growth Fund      Fund
                                                              --------      --------------  --------
Shareholder Transaction Expenses
 (as a percentage of offering price)
  Maximum sales charge on purchases                             None           None           None
  Sales charge on reinvested dividends                          None           None           None
  Redemption fee+                                               None           None           None
  Exchange fee                                                  None           None           None
Total Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management fees                                               1.00%          0.85%          0.85%
  Service fees                                                  0.25%          0.25%          0.25%
  12b-1 expenses                                                None           None           None
  Other expenses after expense reimbursement                    0.25%          0.15%          0.15%
                                                                ----           ----           ----
  Total operating expenses after expense reimbursement          1.50%*         1.25%          1.25%*

* For the fiscal period ended June 30, 1996, the ratios of total operating expenses to average net assets for each Fund before the Adviser's voluntary reimbursement were as follows: Mini-Cap Fund 1.74% (0.74% other expenses); Value + Growth Fund 2.12% (1.27% other expenses); and Balanced Fund 1.49% (0.64% other expenses). In subsequent years, overall operating expenses for class J Shares of each Fund may not fall below the applicable percentage limitation until the Adviser has been fully reimbursed for fees foregone or expenses paid by it under the Management Agreement. Each Fund will reimburse the Adviser in the three following years if operating expenses (before reimbursement) are less than the applicable percentage limitation charged to the Fund.

+ Shareholders who effect redemptions via wire transfer will be charged a $10.00 fee and may be required to pay a third-party service provider charge that will be directly deducted from redemption proceeds.

Example of Fund Expenses

     This table illustrates the net transaction and operating expenses that would be incurred by an investment in Class J Shares of each Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of one, three, five and ten years. The Funds charge no redemption fees. The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                                                                  Mini-Cap     Value +     Balanced
                                                                    Fund     Growth Fund     Fund
                                                                  --------   -----------   --------
One year ........................................................   $ 15        $ 13         $ 13
Three years .....................................................   $ 47        $ 40         $ 40
Five years ......................................................   $ 82        $ 69         $ 69
Ten years .......................................................   $179        $151         $151

The Example shown above assumes that the Adviser will limit the annual operating expenses of Class J Shares of each Fund to the totals shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Funds' actual returns may be higher or lower. See "Organization and Management" on page 12.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

Investment Objectives and Policies

    Each Fund has its own investment objective. See "Investment Objectives and Policies" for a full discussion of the objectives of the Mini-Cap Fund, Value + Growth Fund, and Balanced Fund. The investment objective of each Fund is fundamental and may not be changed without shareholder approval.

The Investment Adviser

     Jurika and Voyles, founded in 1983, in Oakland, California, serves as the investment adviser to the Trust and the Funds. The Adviser currently manages over $5 billion of discretionary assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charitable endowments, and high net worth individuals. The Adviser has previously managed a registered investment company.

Management Fee

     For its services, the Adviser receives a fee, accrued daily and paid monthly, at the following annual percentages of average net assets: Mini-Cap Fund 1.00%; Value + Growth Fund 0.85%; and Balanced Fund 0.85%. These fees are higher than those paid by most mutual funds.

Minimum Purchase

     The minimum initial investment in each Fund is $250,000. Each Fund may waive the minimum for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for advisers or financial intermediaries offering investors a program of services; or for any other person or organization deemed appropriate by the Trust.

Offering Price

     Shares are offered at their net asset value without a sales charge and may be redeemed at their net asset value on any business day. See "Purchasing Shares" and "Selling Shares (Redemptions)" on pages 14-18.

Dividends and Distributions

     The Mini-Cap Fund and the Value + Growth Fund intend to pay dividends and make capital distributions annually. The Balanced Fund intends to pay dividends quarterly and to make capital distributions annually.

Risk Considerations

     Like all investments, an investment in each Fund involves certain risks. The equity and fixed income securities held by the Funds and the value of the Funds' shares will fluctuate with market and other economic conditions, so that investors' shares, when redeemed, may be worth more or less than their original cost. The Funds may invest in mortgage-backed securities (including CMOs and REMICs), asset-backed securities, interest-only and principal-only securities, foreign securities and junk bonds. See "Risk Considerations" on page 6 for a further discussion of certain risks.

Organization

     The Funds are organized as distinct series within a Delaware business trust (the "Trust"), which is registered as an open-end diversified management investment company. The Trust currently consists of four separate diversified series, each of which has its own objective, assets, liabilities and net assets.

     The Funds offer another class of shares to investors eligible to purchase those shares. The other class of shares may pay different fees and expenses than the class of shares offered in this prospectus, and those different fees and expenses may affect performance. To obtain information concerning the other class of shares not offered in this prospectus, call the Funds at (800) JV-INVST.

                            Transfer Agent, Custodian
                              and Fund Accountant:
                        State Street Bank & Trust Company

                                    Auditor:
                             McGladrey & Pullen, LLP

                                  Distributor:
                          First Fund Distributors, Inc.

                                 Legal Counsel:
                        Heller, Ehrman, White & McAuliffe

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following information has been audited by McGladrey & Pullen, LLP, independent certified public accountants whose unqualified reports covering the fiscal periods ended June 30, 1995 and 1996 are incorporated by reference herein and appear in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes thereto which appear in the annual report. Further information about the Funds' performance is included in the annual report which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

                                                         Value + Growth
                                  Mini-Cap Fund              Fund                                   Balanced Fund
                              --------------------   -------------------    -------------------------------------------------------
                              07/01/95-  9/30/94-    07/01/95-  9/30/94-    07/01/95-  10/01/94-  11/01/93-  11/01/92-   03/09/92-
                              06/30/96   06/30/95(4) 06/30/96   06/30/95(4) 06/30/96   06/30/95   09/30/94   10/31/93    10/31/92(1)
                              --------   --------    --------   --------    --------   --------   --------   --------    --------
Net asset value, beginning of
 period                        $ 14.12   $ 10.00     $ 12.82    $ 10.00     $ 13.96     $ 12.41   $ 12.82     $ 10.84     $10.00
                               -------   -------     -------    -------     -------     -------   -------     -------     ------
Income from investment
 operations
  Net investment income          (0.02)     0.01        0.11       0.05        0.43        0.24      0.16        0.16       0.11
  Net realized & unrealized
   gain on investments            5.25      4.13        1.40       2.79        1.27        1.59      0.05        1.98       0.83
                               -------   -------     -------    -------     -------     -------   -------     -------     ------
    Total from investment
     operations                   5.23      4.14        1.51       2.84        1.70        1.83      0.21        2.14       0.94
                               -------   -------     -------    -------     -------     -------   -------     -------     ------
Less distributions
  From net investment income        --     (0.02)      (0.13)     (0.02)      (0.43)      (0.24)    (0.18)      (0.16)     (0.10)
  From net realized gains        (0.96)       --       (0.51)        --       (0.54)      (0.04)    (0.44)         --         --
                               -------   -------     -------    -------     -------     -------   -------     -------     ------
    Total distributions          (0.96)    (0.02)      (0.64)     (0.02)      (0.97)      (0.28)    (0.62)      (0.16)     (0.10)
                               -------   -------     -------    -------     -------     -------   -------     -------     ------

Net asset value, end of period $ 18.39   $ 14.12     $ 13.69    $ 12.82     $ 14.69     $ 13.96   $ 12.41     $ 12.82     $10.84
                               =======   =======     =======    =======     =======     =======   =======     =======     ======
Total return(3)                  38.46%    41.47%      12.11%     28.43%      12.56%      14.98%     3.66%      19.83%     14.67%
                               =======   =======     =======    =======     =======     =======   =======     =======     ======

Net assets at end of period
 (in 000's)                    $92,697   $10,397     $21,256    $12,989     $46,979     $38,836   $34,659     $20,931     $6,008
                               =======   =======     =======    =======     =======     =======   =======     =======     ======
Ratio of expenses to average
  net assets(2)                   1.50%     1.50%*      1.35%      1.35%*      1.35%       1.33%*    1.63%*      1.47%      1.50%*
                               =======   =======     =======    =======     =======     =======   =======     =======     ======
Ratio of net investment
  income to average net assets   (0.35)%    0.04%*      0.78%      1.18%*      2.98%       2.51%*    1.77%*      1.51%      1.93%*
                               =======   =======     =======    =======     =======     =======   =======     =======     ======

Portfolio turnover rate         214.71%   102.85%     101.05%     31.64%      69.11%      54.02%    60.90%      44.12%     20.00%
                               =======   =======     =======    =======     =======     =======   =======     =======     ======

-----------
*    Annualized

(1)  The Jurika & Voyles Balanced Fund commenced operations on March 9, 1992.
(2) Net of expense reimbursements. The annualized ratio of total operating expenses to average net assets before expense reimbursements would have been 1.74%, 2.12% and 1.41% for the Mini-Cap Fund, the Value + Growth Fund and the Balanced Fund, respectively, for the period ended June 30, 1996.
(3)  Not annualized for periods less than one year.
(4) The Jurika & Voyles Mini-Cap Fund and Value + Growth Fund each commenced operations on September 30, 1994.

Note: Information for fiscal periods of the Balanced Fund ending on September 30, 1994, October 31, 1993 and October 31, 1992 was audited by other independent accountants whose report is not included herein.

                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

The investment objective and policies of each Fund are described below. The investment objective of each Fund is fundamental and may not be changed without shareholder approval. In addition, each of the Funds may make use of certain types of investments and investing techniques that are described under the caption "Portfolio Securities, Investment Techniques and Risks" on page 8. The value of the Funds' investments will fluctuate with market and other economic conditions.

The Mini-Cap Fund

     The Fund seeks to maximize long-term capital appreciation. The Fund invests primarily in the common stock of quality companies having small market capitalizations that offer current value and significant future growth potential.

     The Fund will invest at least 65% of its total assets in the common stock of companies having market capitalizations at the time of purchase of between $50 million and $500 million. The fund typically expects that at least 80% of its equity holdings will fall within this capitalization range. The average and median market capitalizations will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.

     The Fund seeks value in quality companies selling at lower price to earnings ("P/E") multiples relative to their growth rates and lower P/E multiples than the Standard & Poor's 500 Composite Price Index and/or Russell 2000 Small Stock Index. Quality companies possess some or all of the following characteristics: significant potential for future growth in earnings; a strong competitive advantage; a clearly defined business focus; strong financial health; and management ownership.

     Jurika & Voyles places heavy emphasis on in-house research, which includes personal contacts, site visits and meetings with company management.

     The securities of smaller-sized companies may present greater opportunities for capital appreciation, but may also involve greater risks. These securities have the characteristics and risks described under the caption "Risk Considerations" on page 6.

     The  Fund  may  continue  to  hold  its   investment  in  a  company  whose
capitalization subsequently grows above $500 million if the company continues to satisfy the other investment policies of the Fund.

     The Fund invests primarily in common stocks, but also may invest in other equity securities including convertible preferred stocks, convertible debt securities and warrants. A warrant represents a right to acquire other equity securities, often for consideration and subject to certain conditions. In addition, the Fund may invest up to 25% of its total assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and American Depositary Receipts ("ADRs"), but will limit its investments in any one foreign country to 5% of its total assets. As part of this, the Fund may invest up to 5% of its net assets in securities denominated in foreign currencies.
See "Risk Considerations" on page 6.

     Although the Fund does not anticipate maintaining a large non-equity position, the Fund may invest up to 35% of its total assets in debt securities, including up to 25% of its total assets in debt securities (and convertible debt securities) rated below investment grade sometimes referred to as "high yield/high risk" or "junk bonds." Debt securities may include bonds, notes, convertible bonds, mortgage-backed and asset-backed securities (including CMOs and REMICs) and other types. See "Portfolio Securities, Investment Techniques and Risks." See "Risk Considerations" for a discussion of the characteristics of the debt securities.

     For a description of cash-equivalent securities in which a Fund may invest, U.S. Government securities, repurchase agreements, securities lending and other investments and techniques a Fund may use, see "Portfolio Securities, Investment Techniques and Risks" on page 8.

The Value + Growth Fund

     The Value + Growth Fund seeks long-term capital appreciation. The Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value total and significant future growth potential.

     The Fund will invest at least 65% of its total assets in the common stock of companies having market capitalizations at the time of purchase of $500 million and over. The Fund typically expects that at least 80% of its equity holdings will fall within this capitalization range. The average and median market capitalizations will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.

     The Fund seeks value in quality companies selling at lower P/E multiples relative to their growth rates and lower P/E multiples than the S&P 500. Quality companies possess some or all of the following characteristics: significant potential of future growth in earnings; a strong competitive advantage; a clearly defined business focus; strong financial health; and management ownership.

     Jurika & Voyles places heavy emphasis on in-house research, which includes personal contacts, site visits and meetings with company managements.

     The Fund may hold equity securities of companies with smaller market capitalizations. These securities have the characteristics and risks described under the caption "Risk Considerations" on page 6.

     The Fund invests primarily in common stocks, but also may invest in other equity securities including convertible preferred stocks, convertible debt securities and warrants. A warrant represents a right to acquire other equity securities, often for consideration and subject to certain conditions. In addition, the Fund may invest up to 25% of its total assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs, but will limit its investments in any one foreign country to 5% of its total assets. As part of this, the Fund may invest up to 5% of its net assets in securities denominated in foreign currencies. See "Portfolio Securities, Investment Techniques and Risks." See "Risk Considerations" on page 6.

     Although the Fund does not anticipate maintaining a large non-equity position, the Fund may invest up to 35% of its total assets in debt securities, including up to 25% of its total assets in debt securities (and convertible debt securities) rated below investment grade sometimes referred to as "high yield/high risk" or "junk bonds." Debt securities may include bonds, notes, convertible bonds, mortgage-backed and asset-backed securities (including CMOs and REMICs) and other types. See "Risk Considerations" for a discussion of the characteristics of the debt securities in which the Fund may invest.

     For a description of cash-equivalent securities in which a Fund may invest, U.S. Government securities, repurchase agreements, securities lending and other investments and techniques a Fund may use, see "Portfolio Securities, Investment Techniques and Risks" on page 8.

The Balanced Fund

     The Balanced Fund's objective is to provide investors with a balance of long-term capital appreciation and current income. The Fund seeks to achieve this objective with less volatility and risk than that of the broad stock market by investing primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

     Equity securities normally will constitute from 40% to 70% of the Fund's total assets. The Fund will invest at least 25% of its total assets in fixed-income debt securities. Cash-equivalent securities normally will constitute from 0% to 35% of the Fund's total assets. The Adviser will shift the balance between equity, debt and cash-equivalent securities based on economic conditions, the current interest rate environment and the availability of specific investment opportunities consistent with the Fund's objective.

     The Fund's equity investments will emphasize equity securities of companies having market capitalizations at the time of purchase of $500 million and over. The fund typically expects that at least 80% of its equity holdings will fall within this capitalization range. The average and median market capitalizations will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.

     The Fund seeks quality companies selling at lower P/E multiples relative to their growth rates and P/E multiples than the S&P 500. Quality companies which possess some or all of the following characteristics: significant potential for future growth in earnings; a strong competitive advantage; a clearly defined business focus; strong financial health; and management ownership.

     Jurika & Voyles places heavy emphasis on in-house research, which includes personal contacts, site visits, and meetings with company management.

     The  Fund  may  hold   securities   of  companies   with   smaller   market
capitalizations. These securities have the characteristics and risks described under the caption "Risk Considerations" on page 6.

     The Fund invests primarily in common stocks and senior debt securities, but also may invest in convertible preferred stocks, convertible debt securities and warrants. A warrant represents a right to acquire other equity securities, often for consideration and subject to certain conditions. In addition, the Fund may invest up to 25% of its total assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs, but will limit its investments in any one foreign country to 5% of its net assets. As part of this, the Fund may invest up to 5% of its total assets in securities denominated in foreign currencies. See "Risk Considerations" on page 6.

     The Fund may invest up to 25% of its total assets in debt securities (and convertible debt securities) rated below investment grade, sometimes referred to as "high-yield/high-risk" or "junk" bonds. Debt securities may include bonds, notes, convertible bonds, mortgage-backed and asset-backed securities (including CMOs and REMICs) and other types. See "Portfolio Securities, Investment Techniques and Risks." See "Risk Considerations" for a discussion of the characteristics of the debt securities in which the Fund may invest.

     For a description of cash-equivalent securities in which a Fund may invest, U.S. Government securities, repurchase agreements, securities lending and other investments and techniques a Fund may use, see "Portfolio Securities, Investment Techniques and Risks" on page 8.

Additional Investment Considerations

     The Adviser supports its selection of individual securities through intensive research and pursues qualitative and quantitative disciplines to determine when securities should be purchased and sold. In unusual circumstances, economic, monetary and other factors may cause the Adviser to assume a temporary, defensive position during which all or a substantial portion of each Fund's assets may be invested in cash and short-term instruments. The Funds also may lend securities and use repurchase agreements. For more information on these investments, see "Portfolio Securities, Investment Techniques and Risks" on page 8.

                               RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     Price Fluctuation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of debt securities changes as interest rates fluctuate. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in a Fund, therefore, may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

     Small Companies. Smaller companies present greater opportunities for capital appreciation, but may also involve greater risks than larger companies. Although smaller companies can benefit from the development of new products and services, they also may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

     Debt Securities. Debt securities held by the Funds may be subject to several types of investment risk. Market or interest rate risk relates to the change in market value caused by fluctuations in prevailing interest rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which could cause fluctuations in a Fund's net income. A Fund also may be exposed to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

     The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates. Generally, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value. In an effort to maximize income consistent with its investment objective, the Balanced Fund may, at times, change the average maturity of its investment portfolio. This can be done by investing a larger portion of assets in relatively longer term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter and intermediate term maturities when a rise in interest rates is indicated. See "Portfolio Securities, Investment Techniques and Risks."

     Investment Grade Debt Securities. Investment grade debt securities include those rated at least Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, deemed to be of equivalent quality as determined by the Adviser. Debt securities in this lowest tier of investment grade are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds.

     Below Investment Grade Debt Securities. Below investment grade securities are sometimes referred to as "high-yield/high-risk" or "junk" bonds. The Funds will invest in debt securities rated at least Ba or B by Moody's or BB or B by S&P or, if unrated, deemed to be of equivalent quality as determined by the Adviser. These debt securities have greater speculative characteristics. Securities rated B are regarded as having a great vulnerability to default although currently having the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ability to maintain other terms of the contract over any long period of time may be small. Junk bonds are more subject to default during periods of economic downturns or increases in interest rates and their yields will fluctuate over time. It may be more difficult to dispose of or to value junk bonds. Achievement of a Fund's investment objective may also be more dependent on the Adviser's own credit analysis to the extent a Fund's portfolio includes junk bonds.

     Foreign Securities. Foreign securities include both U.S. dollar- and foreign currency-denominated securities of foreign issuers. In most cases the Adviser will invest in foreign securities that are listed and traded on a domestic national securities exchange.

     There may be less publicly available information about issuers of foreign securities than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. Interest or dividends on foreign securities may be subject to foreign withholding taxes. Investments in foreign countries may be subject to the possibility of expropriation or confiscatory taxation, exchange controls, political or social instability or diplomatic developments that could adversely affect the value of those investments. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments.

                        PORTFOLIO SECURITIES, INVESTMENT
                              TECHNIQUES AND RISKS
--------------------------------------------------------------------------------

     Short-Term Investments. As noted above, the Funds may invest in short-term cash equivalent securities either for temporary, defensive purposes or, for the Balanced Fund, as part of an overall investment strategy. These consist of high-quality debt obligations eligible to be included in money market portfolios, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High-quality means the obligations have been rated at least A-1 by S&P or Prime-1 by Moody's, have an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Adviser.

     Repurchase Agreements. Short-term investments also include repurchase agreements, reverse repurchase agreements and dollar roll transactions. A reverse repurchase agreement involves a sale by a Fund of a security that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by that Fund to repurchase the same security at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by that Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. In a dollar roll transaction, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds on the initial sale. For financial reporting and tax purposes, the Funds propose to treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. The Funds do not currently intend to enter into dollar rolls that are accounted for as a financing. All repurchase agreements, reverse repurchase agreements and dollar roll transactions will be fully collateralized in a segregated account with liquid high-grade debt obligations on a daily marked-to-market basis. Because those transactions depend on the performance of the other party, the Adviser will carefully assess the creditworthiness of any bank or broker-dealer involved in these transactions under procedures adopted by the Board of Trustees.

     Debt Securities. The Funds' investments in debt securities include all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements. Under normal circumstances, the Adviser intends, but is not obligated, to construct the portfolio with a higher proportion of corporate issues than government or government agency securities. Bonds, notes and other corporate debt instruments include obligations of varying maturities within the overall maturity range noted above over a cross section of industries.

     In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

     Subsequent to purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. The Statement of Additional Information contains a description of Moody's and S&P ratings.

     U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association ("FNMA"), and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Asset-backed Securities. Asset-backed securities represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities generally are issued by governmental, government-related and private organizations. Payments typically are made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default. See "Risk Considerations Debt Securities."

     Mortgage-Related Securities. Mortgage-related securities are interests in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgages. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium. See also "Risk Considerations Debt Securities."

     Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

     The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment.

     Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes.

     Collateralized mortgage obligations ("CMOs") are debt obligations issued by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, such as GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by a U.S. Government agency or instrumentality, such as FHLMC, the CMOs represent obligations solely of the CMO issuer and are not insured or guaranteed by a U.S. Government agency or instrumentality. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations. The Funds will not invest in any new types of collateralized mortgage obligations without prior disclosure to the shareholders. Stripped mortgage securities, which are a form of CMO, are usually structured with classes that receive different proportions of the interest and principal payments on a pool of mortgages. Sometimes, one class will receive all of the interest (the interest only or "IO" class) while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on any IO class or PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments and prepayments on the related underlying mortgages and, in the most extreme cases, an IO class may become worthless.

     The liquidity of IOs and POs that are issued by the U.S. Government or its agencies and instrumentalities and backed by fixed-rate mortgage-related securities will be determined by the Adviser under the direct supervision of the Trust's Pricing Committee and approved by the Board of Trustees, and all other IOs and POs will be deemed illiquid for purposes of the Funds' limitation on illiquid securities.

     Privately Issued Mortgage-Related Securities. The Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs that are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages.

     Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

     The Funds may purchase some mortgage-related securities through private placements without right to registration under the Securities Act of 1933, as amended. See "Illiquid and Restricted Securities" on page 11.

     When-Issued Securities. The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. Each Fund will segregate cash, U.S. Government securities or other liquid, high-quality debt securities in an amount sufficient to meet its payment obligations with respect to these transactions.

     Investment Companies. Each Fund may invest up to 10% of its total assets in shares of other investment companies. As a shareholder in another investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In accordance with applicable state regulatory provisions, the Adviser has agreed to waive its management fee with respect to the portion of a Fund's assets invested in shares of other open-end investment companies. In the case of a closed-end fund, shareholders would bear the expenses of both a Fund and the fund in which that Fund invests.

     Illiquid and Restricted Securities. No Fund may invest more than 15% of its net assets in illiquid securities, including (1) securities for which there is no readily available market; (2) securities which may be subject to legal restrictions (so-called "restricted securities") other than Rule 144A securities noted below; (3) repurchase agreements having more than seven days to maturity and (4) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days). Restricted securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933, as amended, and which the Trustees have determined to be liquid based on the applicable trading markets and the availability of reliable price information.

     These Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

     Fund Turnover. The Funds do not intend to engage in short-term trading. Under normal market conditions, the portfolio turnover rate for Value & Growth Fund and Balanced Fund should be less than 100%. Under normal market conditions, the portfolio turnover rate for Mini-Cap Fund should be less than 200%. For the fiscal year ended June 30, 1996, the portfolio turnover for the Mini-Cap Fund was 215% (103% for the 9 months ended June 30, 1995); Value & Growth Fund, 101% (32% for the 9 months ended June 30, 1995); and Balanced Fund, 69% (54% for the 9 months ended June 30, 1995). Portfolio turnover in excess of 100% is considered high, increases brokerage costs incurred by a Fund and may cause recognition of gain by shareholder.

     Securities Lending. Each Fund may lend its securities in an amount not exceeding 30% of its assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of fund securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.

     Borrowing. Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. A Fund will not purchase any securities while any such borrowings exceed 5% of that Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings.).

     The Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets. See the Statement of Additional Information for further information.

     Leverage. Leveraging the Funds through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

     Pooled Fund. The initial shareholders of each Fund have approved a fundamental policy authorizing each Fund, subject to authorization by the Board of Trustees, and notwithstanding any other investment restriction, to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds. Each fund will notify its shareholders prior to adopting such an investment structure.

     Other Investment Restrictions and Techniques. Each Fund has adopted certain other investment restrictions and uses various other investment techniques, which are described in the Statement of Additional Information. Like each Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of that Fund's outstanding shares.

                           ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------

     Organization. The Trust is registered as an open-end diversified management investment company and was organized as a Delaware business trust on July 11, 1994. The Trust currently consists of four separate diversified series. The Trust's Board of Trustees decides on matters of general policy for all series and reviews the activities of the Adviser, Distributor and Administrator. The Trust's officers conduct and supervise the daily business operations of the Trust and each series.

     The Adviser. The Funds' Adviser, Jurika & Voyles, is a professional investment management firm founded in 1983 by William K. Jurika and Glenn C. Voyles. As of June 30, 1996, the Adviser had discretionary management authority with respect to approximately $5 billion of assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charitable endowments, and high net worth individuals. The principal business address of the Adviser is 1999 Harrison Street, Suite 700, Oakland, California 94612.

     The Adviser is  affiliated  with New  England  Investment  Companies,  L.P.
("NEIC"). NEIC is a publicly traded limited partnership affiliated with Metropolitan Life Insurance Company. NEIC is a holding company for several investment management firms including Loomis, Sayles & Company, L.P., Reich & Tang Asset Management, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Harris Associates, L.P., Vaughan, Nelson Scarborough & McConnell, L.P. and Westpeak Investment Advisors, L.P. NEIC's subsidiaries and an affiliated firm, Capital Growth Management Limited Partnership, as of September 30, 1996, managed approximately $88 billion in investments, including approximately $23 billion of mutual fund assets.

     Management Fee. Subject to the direction and control of the Trustees, the Adviser formulates and implements an investment program for each Fund, including determining which securities should be bought and sold. In addition to providing certain administrative services, the Adviser also provides certain of the officers of the Trust. For its services, the Adviser receives a fee, accrued daily and paid monthly, at the following annual percentages of average net assets: Mini-Cap Fund 1.00%; Value + Growth Fund 0.85%; and Balanced Fund 0.85%. These fees are higher than those paid by most mutual funds.

     Service Fee. As more fully described in the Statement of Additional Information, the Trust and the Adviser have entered into a Shareholder Services Plan with respect to Class J shares of the Funds pursuant to which the Adviser will provide, or arrange for others to provide, certain specified shareholder services to Class J shareholders. As compensation for the provision of shareholder services, each Fund will pay the Adviser up to 0.25% of the average daily net assets of Class J shares of the Fund on an annual basis, payable monthly. The Adviser will pay certain banks, trust companies, broker-dealers, and other financial intermediaries (each, a "Participating Organization") out of the fees the Adviser receives from the Funds under the Shareholder Services Plan to the extent that the Participating Organization performs shareholder servicing functions for Class J shares owned from time to time by customers of the Participating Organization. In certain cases, the Adviser may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Plan, to a Participating Organization for providing other administrative services to its customers who invest in Class J shares.

     Pursuant to the Shareholder Services Plan, the Adviser may also enter into special contractual arrangements with Participating Organizations that process substantial volumes of purchases and redemptions of Class J shares for their customers. Under these arrangements, the Participating Organization will ordinarily establish an omnibus account with the Funds' Transfer Agent and will maintain sub-accounts for its customers for whom it processes purchases and redemptions of Class J shares. A Participating Organization may charge its customers a fee, as agreed by the Participating Organization and the customer, for the services it provides. Before purchasing shares, customers of Participating Organizations should read this Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization.

     Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of Class J shares of the Funds. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

     Managers of the Funds. The Portfolio Managers primarily responsible for the day-to-day management of the Funds are William K. Jurika (for equity investments), Glenn C. Voyles (for debt investments) and Irene Gorman Hoover (for small and mini-cap investments). General management of the Funds' equity and debt portfolio securities is conducted by Mr. Jurika and Mr. Voyles, respectively. Ms. Hoover assists with the management of the Mini-Cap Fund by identifying investment opportunities in small and mini-capitalization companies. Mr. Jurika and Mr. Voyles have been associated with the Adviser since they co-founded the firm in 1983. Prior to joining the Adviser in September 1991, Ms. Hoover served as Vice President of Research at Pacific Securities, of San Francisco, California.

     Expense Limitation. Class J shares of each Fund are responsible for paying the pro-rata share of Fund expenses attributable to such shares as well as class-specific expenses. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses. Although not required to do so, the Adviser has agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels with respect to Class J shares: Mini-Cap Fund 1.50%; Value + Growth Fund 1.25%; and Balanced Fund 1.25%. The Adviser may terminate these reductions at any time. Any reductions made by the Adviser in its fees and any payments or reimbursement of expenses made by the Adviser which are a Fund's obligation are subject to reimbursement within the following three years by that Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations described in this Prospectus and that may be imposed by regulatory authorities. The Trustees believe that the Funds may be of a sufficient size to permit the reimbursement of any such reductions or payments. A description of any such reimbursements and the amounts paid will be set forth in financial statements that are included in the Funds' annual and semi-annual reports to shareholders.

     Fund Transactions and Brokerage. The Adviser considers a number of factors in determining which brokers or dealers to use for a Fund's portfolio transactions. These factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided a Fund receives prompt execution at competitive prices, the Adviser also may consider the sale of Fund shares by brokers as a factor in selecting those broker-dealers for the Fund's portfolio transactions. For more information, please refer to the Statement of Additional Information.

     The Administrator. Investment Company Administration Corporation (the "Administrator"), pursuant to an administration agreement with the Funds, supervises the overall administration of the Trust and the Funds including, among other responsibilities, the preparation and filing of all documents required for compliance by the Trust or the Funds with applicable laws and regulations, arranging for the maintenance of books and records of the Trust and the Funds, and supervision of other organizations that provide services to the Trust and the Funds. Certain officers of the Trust and the Funds may be provided by the Administrator. The Trust has agreed to pay the Administrator an annual fee of 0.10% of the value of the total net assets of the Trust.

     Multiple Classes. Under the Trust's charter documents, the Board of Trustees has the power to classify or reclassify any unissued shares of a Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of Trustees of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. The Board of Trustees has designated two classes of shares for each Fund

                            PURCHASING CLASS J SHARES
--------------------------------------------------------------------------------

     General. The Funds' Class J shares are offered directly to the public at their respective net asset values next determined after receipt of an order by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. There is no initial sales load in connection with the purchase of Class J shares. The initial Funds' Class J shares are offered for sale by the Funds' underwriter, First Fund Distributors, Inc.

     The minimum initial investment in each Fund is $250,000, including investments for individual investors, individual retirement accounts ("IRAs"), SEPs, Keoghs, 401(k) and 401(a) plans and other retirement plans. Subsequent investments for all Funds must be at least $1,000. Each Fund reserves the right to vary or make exceptions to the initial and additional investment minimums. The minimum investment may be substantially less for investments through mutual fund marketplaces and networks, brokers and other financial intermediaries. The Funds reserve the right to reject any purchase order and to suspend the offering of Class J shares of any Fund.

     Purchase orders for Class J shares of a Fund that are received by the Transfer Agent in proper form by 4:00 p.m., New York time, on any day that the NYSE is open for trading, will be purchased at the Fund's next determined net asset value. Orders for Fund shares received after 4:00 p.m. New York time will be purchased at the next determined net asset value determined the business day following receipt of the order.

     At the discretion of the Funds, investors may be permitted to purchase a Fund's Class J shares by transferring securities to the Fund that meet the Fund's investment objectives and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Class J shares issued by a Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay income tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investor's basis therein. Securities will not be accepted in exchange for Class J shares of a Fund unless:
(1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933; and (3) the value of any such security (except U.S. Government securities), being exchanged together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

     Each Fund may accept telephone orders from brokers, financial institutions or service organizations which have been previously approved by that Fund. It is the responsibility of such brokers, financial institutions or service organizations to forward promptly purchase orders and payments to the Funds. Class J shares of a Fund may be purchased through brokers, financial institutions, service organizations, banks, and bank trust departments, each of which may charge the investor a transaction fee or other fee for its services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Funds.

     Shares or classes of shares of each Fund may, at some point, be available through certain brokerage services that do not charge transaction fees to investors. However, the Adviser, from its own resources, may pay service fees charged by these brokers for distribution and subaccounting services with respect to Fund shares held by such brokers. Typically these fees are based on a percentage of the annual average value of these accounts.

     Shareholders who invest through sponsored retirement plans should contact their program administrators responsible for transmitting all orders for the purchase, redemption or exchange of program-sponsored shares. The availability of each Fund and the procedures for investing depend on the provisions of the program and whether the program sponsor has contracted with the Fund or its transfer agent for special processing services, including sub-accounting.

     Purchases by Mail. Class J shares of each Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to the respective Fund, Jurika & Voyles Fund Group, P.O. Box 23845, Oakland, CA 94623-0848, or P.O. Box 9291, Boston, MA 02266-9291.

     Subsequent investments in an existing account in the Funds may be made at any time by sending a check payable to the respective Fund to Jurika & Voyles Fund Group, P.O. Box 23845, Oakland, CA 94623-0848, or P.O. Box 9291, Boston, MA 02266-9291. Please enclose the stub of the account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

     Purchases by Wire. Investors who wish to purchase Class J shares of any of the Funds by federal funds wire should first call the Transfer Agent at (800) JV-INVST to advise the Transfer Agent that an initial investment will be made by wire and to receive an account number. Following notification to the Transfer Agent, investors must request the originating bank to transmit immediately available funds by wire to the Transfer Agent's affiliated bank as follows:

                           Jurika & Voyles Fund Group
                        State Street Bank & Trust Company
                                ABA No. 011000028
                               Acct. No. 99042665
                       FBO Jurika & Voyles [Name of Fund]
                          Shareholder Name ____________
                       Shareholder Fund Acct. No. ________

     A completed application with signature(s) of the registrant(s) must be mailed to the Transfer Agent immediately following to the initial wire. Investors should be aware that banks generally impose a wire service fee. The Funds will not be responsible for the consequence of delays, including delays in the banking or Federal Reserve wire systems.

     Subsequent Investments. Once an account has been opened, subsequent purchases may be made by mail, bank wire, exchange, direct deposit or automatic investing. The minimum for subsequent investments is $1,000 for all Funds.

     When making additional investments by mail, simply return the remittance portion of a previous confirmation with the investment in the envelope provided with each confirmation statement. Checks should be made payable to the particular Fund in which an investment is to be made and mailed to the Fund to Jurika & Voyles Fund Group, P.O. Box 23845, Oakland, CA 94623-0848, or

P.O. Box 9291, Boston, MA 02266-9291. Orders to purchase shares are effective on the day the Transfer Agent receives the check or money order.

     If an order, together with payment in proper form, is received by the Transfer Agent or previously approved broker or financial institution by 4:00 p.m. New York time, on any day that the NYSE is open for trading, Class J shares will be purchased at each Fund's next determined net asset value. Orders for Class J Fund shares received after 4:00 p.m. New York time will be purchased at the net asset value determined on the business day following receipt of the order.

     All cash purchases must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check used for the purchase of Class J shares is returned. The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

                           EXCHANGE OF CLASS J SHARES
--------------------------------------------------------------------------------

     Class J shares of any of the Funds may be exchanged for Class J shares of any of the other Funds, provided such other Class J shares may be sold legally in the state of the investor's residence. You also may exchange your Class J shares for shares of the Seven Seas Money Market Fund, which is not affiliated with the Trust or the Adviser, if such shares are offered in your state of residence. Prior to making such exchange you should obtain and carefully read the prospectus for the Seven Seas Money Market Fund. This exchange privilege does not constitute an offering or recommendation on the part of the Trust or the Adviser of an investment in the Seven Seas Money Market Fund.

     Class J shares may be exchanged by: (1) written request; or (2) telephone, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Requests for telephone exchanges must be received by the Transfer Agent by the close of regular trading on the NYSE (currently 4:00 p.m. New York time) on any day that the NYSE is open for regular trading. Exchanges are subject to the minimum initial investment requirement.

     The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The purchase of Class J shares for any Fund through an exchange transaction is accepted immediately. An exchange is treated as a redemption for federal and state income tax purposes, which may result in taxable gain or loss, and a new purchase, each at net asset value of the appropriate Fund. The Funds and the Transfer Agent reserve the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege on 60 days' prior written notice to shareholders.

                      SELLING CLASS J SHARES (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shareholders may redeem Class J shares of any Fund without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent, broker or financial intermediary of a redemption request meeting the requirements described below. Each Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. Payment for redemption of recently purchased Class J shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 12 calendar days from the time of receipt by the Transfer Agent. Payment may also be made by wire directly to any bank previously designated by the shareholder on a shareholder account application. There is a $10 charge for redemptions made by wire. Please note that the shareholder's bank may also impose a fee for wire service. There may be fees for redemptions made through brokers, financial institutions and service organizations.

     The Funds will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of Trustees, require a Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund.

     The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension; or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

     Minimum Balances. Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to make involuntary redemptions of all shares in any account (other than the account of a shareholder who is a participant in a qualified plan) for their then-current net asset value if at any time the total investment does not have a value of at least $10,000 because of redemptions. The shareholder will be notified that the value of the account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to at least $10,000 before the redemption is processed.

     Redemption by Mail. Class J shares may be redeemed by submitting a written request for redemption to Jurika & Voyles Fund Group, P.O. Box 23845, Oakland, CA 94623-0848, or P.O. Box 9291, Boston, MA 02266-9291.

     A written request must be in good order, which means that it must: (1) identify the shareholder's account name; (2) state the number of shares or dollar amount to be redeemed; and (3) be signed by each registered owner exactly as the shares are registered.

     Signature Guarantee. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $50,000. A guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, broker-dealer, or member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Notary public endorsements will not be accepted as a substitute for a signature guarantee. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

     Redemption by Telephone. Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Class J shares by instructing the Transfer Agent by telephone. Shareholders may redeem shares by calling the Transfer Agent at (800) JV-INVST between the hours of 8:30 a.m. and 5:00 p.m. (Eastern time) on a day when the NYSE is open for trading. Redemptions by telephone must be at least $1,000.

     In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent with a signature guarantee at the address listed under "Redemption by Mail," above.

     Special Factors Regarding Telephone Redemptions. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable, including requesting a shareholder to correctly state the Fund account number, the name in which the account is registered, the social security number, banking institution, bank account number and the name in which the bank account is registered. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, they and/or their service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

     The Funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Class J shares by wire or telephone may be modified or terminated at any time by any of the Funds after at least 30 days' prior written notice to shareholders.

     Class J shares of the Funds may be redeemed through certain brokers, financial institutions or service organizations who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Funds.

     Redemption by Automated Clearing House ("ACH"). A shareholder may elect to have redemption proceeds, cash distributions or systematic cash withdrawal payments transferred to a bank, savings and loan association or credit union that is an on-line member of the ACH system. There are no fees associated with the use of the ACH service.

     ACH redemption requests must be received by the Funds' Transfer Agent before 4:00 p.m. New York time to receive that day's closing net asset value. ACH redemptions will be sent by the Transfer Agent on the day following the shareholder's request. The funds from the ACH redemption will be available to the shareholder two days after the redemption has been processed.

                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     The following special account options are available to individual shareholders but not to participants in employer-sponsored retirement plans. There are no charges for the programs noted below, and an investor may change or stop these plans at any time by written notice to the Funds.

     Systematic Withdrawal Plan. The Systematic Withdrawal Program is an option that may be utilized by an investor who wishes to withdraw funds from an account on a regular basis. To participate in this option, an investor must either own or purchase Class J shares having a value of $250,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $1,000 or more. All withdrawals are processed on the last business day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the New Account Application indicating the amount of the distribution and the desired frequency.

     Automatic Investing. This service allows a shareholder to make regular investments once an account is established. A shareholder simply authorizes the automatic withdrawal of funds from a bank account into the specified Fund. The minimum initial and subsequent investment pursuant to this plan is $1,000 per month. An initial Fund account must be opened first with the $250,000 minimum prior to participating in this plan. Please complete the appropriate section on the New Account Application indicating the amount of the automatic investment.

     Retirement Plans. The Funds are available for investment by pension and profit sharing plans, including IRAs, SEPs, Keoghs and Defined Contribution
Plans through which investors may purchase Class J Fund shares. The Funds, however, do not sponsor Defined Contribution Plans. For details concerning any of the retirement plans, please call the Funds at (800) JV-INVST.

                         CLASS J SHARE PRICE CALCULATION
--------------------------------------------------------------------------------

     Class J Share Price. Class J shares of a Fund are purchased at the net asset value after an order in proper form is received by the Transfer Agent. An order in proper form must include all correct and complete information, documents and signatures required to process your purchase, as well as a check or bank wire payment properly drawn and collectable. The net asset value per share is determined as of the close of trading of the NYSE on each day the Exchange is open for normal trading. Orders received before 4:00 p.m. (Eastern time) on a day when the Exchange is open for normal trading will be processed as of the close of trading on that day.
Otherwise, processing will occur on the next business day. The Distributor reserves the right to reject any purchase order.

     Net Asset Value. The net asset value of each Fund is determined as of the close of trading (currently 4:00 p.m., New York time) on each day that the NYSE is open for trading. The net asset value per Class J share of each Fund is the value of the Fund's assets attributable to Class J shares, less its liabilities attributable to Class J shares, divided by the number of outstanding Class J shares of the Fund. Each Fund values its investments on the basis of the market value of its securities. Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sale price on the principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date.

     Share Certificates. Shares are credited to your account and certificates are not issued. This eliminates the costly problem of lost or destroyed certificates.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

     Dividends and Distributions. The Mini-Cap and Value + Growth Funds pay dividends annually. The Balanced Fund pays dividends quarterly. Each Fund makes distributions of its net capital gains, if any, at least annually. The Board of Trustees may determine to declare dividends and make distributions more frequently.

     Dividends and capital gain distributions are automatically reinvested in additional Class J shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

     Any dividend or distribution paid by a Fund reduces its net asset value per share on the reinvestment date by the per share amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

     Tax Status. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income or excise taxes based on net income. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders (other than tax-exempt shareholders who have not borrowed to purchase or carry their shares) as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions. A Fund may be required to impose backup withholding at a current rate of 31% from income dividends and capital gain distributions and upon payment of redemption proceeds if provisions of the Code relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends are not complied with by a shareholder. Any such accounts without a tax identification number may be liquidated and distributed to a shareholder, net of withholding, after the 60th day of investment.

     Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Funds. Heller, Ehrman, White & McAuliffe, counsel to the Trust, has expressed no opinion in respect thereof.

                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     Total Return. From time to time, each Fund may publish its total return in advertisements and communications to investors. Performance data may be quoted separately for Class J shares as for other classes of shares of the Funds. Total return information will include the Fund's average annual compounded rate of return over the four most recent calendar quarters and over the period from the Fund's inception of operations. Each Fund may also advertise aggregate and average total return information over different periods of time. Each Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all the distributions) at the maximum public offering price. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

     Yield. The Balanced Fund may also refer in its advertising and promotional materials to its yield. This Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified 30-period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that 30-day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, this Fund's yield may not equal the dividend income actually paid to investors or the income reported in this Fund's financial statements.

     In addition to standardized return, performance advertisements and sales literature may also include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof.

     All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The Funds may also advertise their relative rankings by mutual fund ranking services such as Lipper Analytical Services ("Lipper") or Morningstar, Inc. ("Morningstar") Provided the Funds are eligible for reporting by rating services such as Lipper or Morningstar, such ranking services would include the Funds in the following categories: Mini-Cap Fund Small Company; Value + Growth Fund Growth; and Balanced Fund Balanced. The investment return and principal value of an investment in a Fund will fluctuate and an investor's proceeds upon redeeming Class J shares may be more or less than the original cost of the Class J shares.

                               GENERAL INFORMATION
--------------------------------------------------------------------------------

     Voting Rights. Shareholders are entitled to one vote for each dollar of net asset value per Class J share of each series (and fractional votes for fractional dollar amounts) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the Investment Company Act of 1940, as amended, provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements.

     Except as set forth herein, all classes of shares issued by a Fund shall have identical voting, dividend, liquidation and other rights, preferences, and terms and conditions. The only differences among the classes of shares relate solely to the following: (a) each class may be subject to different class expenses; (b) each class may bear a different identifying designation; (c) each class may have exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) each class may provide for the automatic conversion of that class into another class.

     Shareholder Meetings. The Trustees have undertaken to the SEC that they will promptly call a meeting for the purpose of voting on the question of removal of any Trustee when requested to do so by not less than 10% of the dollar-weighted total votes of the respective Fund. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote on the removal of a Trustee or Trustees.

     Shareholder Reports and Inquires. Shareholders will receive annual financial statements which are examined by the Funds' independent accounts, as well as unaudited semi-annual financial statements. Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be sent to each household or address regardless of the number of shareholders or accounts at that household or address. Shareholder inquiries should be addressed to the Funds c/o Jurika & Voyles Fund Group, 1999 Harrison Street, Suite 700, Oakland, California 94612, (800) JV-INVST.

                      [This Page Intentionally Left Blank]